SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 28, 2001

AT&T CORP.

A New York Corporation	Commission File No. 1-1105	I.R.S. Employer No. 13-4924710

32 Avenue of the Americas, New York, New York 10013-3412

Telephone Number (212) 387-5400

Form 8-K/A	AT&T Corp.
March 28, 2001

ITEM 5  OTHER EVENTS.

a)
AT&T Corp. Consolidated financial information

    AT&T is making available its audited consolidated financial results and certain other information for the year ended December 31, 2000. Filed as Exhibit 99.1 to this 8-K/A is the following information:

  1.
  Management's Discussion and Analysis.
  2.
  Seven-Year Summary of Selected Financial Data.
  3.
  Report of Independent Accountants.
  4.
  Consolidated Statements of Income for the Years Ended December 31, 2000, 1999 and 1998.
  5.
  Consolidated Balance Sheets at December 31, 2000 and 1999.
  6.
  Consolidated Statements of Changes in Shareowners' Equity for the Years Ended December 31, 2000, 1999 and 1998.
  7.
  Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998.
  8.
  Notes to the Consolidated Financial Statements.

b)
AT&T Wireless Group Combined financial information

    AT&T is making available the audited combined financial results and certain other information of the AT&T Wireless Group for the year ended December 31, 2000. Filed as Exhibit 99.2 to this 8-K/A is the following information:

  1.
  Report of Independent Accountants.
  2.
  Combined Statements of Operations for the Years Ended December 31, 2000, 1999 and 1998.
  3.
  Combined Balance Sheets at December 31, 2000 and 1999.
  4.
  Combined Statements of Changes in Combined Attributed Net Assets for the Years Ended
  December 31, 2000, 1999 and 1998.
  5.
  Combined Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998.
  6.
  Notes to the Combined Financial Statements.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS.

c)
Exhibits.

Exhibit 23	Consent of PricewaterhouseCoopers LLP
Exhibit 99.1	AT&T Corp. consolidated financial results and certain other information for the year ended December 31, 2000.
Exhibit 99.2	AT&T Wireless Group combined financial results and certain other information for the year ended December 31, 2000.

Form 8-K/A	AT&T Corp.
March 28, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AT&T CORP.
By:	/s/ N. S. CYPRUS By: N. S. Cyprus Vice President and Controller

April 10, 2001